SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   March 30, 1995
                                                         --------------


                       STORAGE TECHNOLOGY CORPORATION

           (Exact Name of Registrant As Specified In Its Charter)


           Delaware                1-7534                   84-0593263
    ---------------------    ------------------        -------------------
       (State or other          (Commission               (IRS Employer
       Jurisdiction of          File Number)           Identification No.)
        Incorporation)



           2270 South 88th Street, Louisville, Colorado 80028-4309
          ---------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code  (303) 673-5151
                                                         --------------

                               Not applicable
          -----------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

PAGE

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

          (a)  Previous independent accounts.

               (i) In March 1995 Storage Technology Corporation (the "Company") determined to change the independent accountants of one of its wholly owned subsidiaries, Network Systems Corporation. Previously, on March 7, 1995, the Company, through a wholly owned subsidiary, completed a merger with Network Systems Corporation and, as a result of the merger, Network Systems Corporation became a wholly owned subsidiary of the Company. Following the merger, the Company determined to dismiss Ernst & Young LLP as independent accountants for Network Systems Corporation as of March 30, 1995, and retain Price Waterhouse LLP to perform the annual audit of the financial statements of Network Systems Corporation.

               (ii) The Audit Committee of the Board of Directors of Storage Technology Corporation participated in and approved the decision to change independent accountants with respect to Network Systems Corporation.

               (iii) The reports of Ernst & Young LLP on the financial statements of Network Systems Corporation for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iv) In connection with its audits for the two most recent fiscal years and through March 30, 1995, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

               (v) During the two most recent fiscal years and through March 30, 1995, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

               (vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter will be filed as Exhibit 16 by an amendment to this Form 8-K.

                                   Page 2
PAGE

          (b)  New independent accountants for significant subsidiary.

               (i) The Company retained Price Waterhouse LLP effective as of March 30,1995, to perform the annual audit of the financial statements of Network Systems Corporation, a wholly owned subsidiary. During the two most recent fiscal years and through March 30, 1995, the Company has not consulted with Price Waterhouse LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor of Network Systems Corporation (as described in Regulation S-K, Item 304(a)(2)).


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following financial statements, pro forma financial information and exhibits are filed as a part of this report:

          (a)Financial statements of businesses acquired.

                    Not applicable

          (b)  Pro forma financial information.

                    Not applicable

          (c)  Exhibits.

                    None










                                   Page 3
PAGE

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Storage Technology Corporation


                                  By:    /s/ DAVID E. LACEY
                                       --------------------------
                                            David E. Lacey
                                       Corporate Vice President
                                   Interim Chief Financial Officer

Date:  April 3, 1995

















                                   Page 4